SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                     NOVEMBER 12, 2004 (SEPTEMBER 9, 2004)


                                SPATIALIGHT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       New York                       000-19828               16-1363082
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(STATE OR OTHER JURISDICTION        (COMMISSION             (IRS EMPLOYER
 OF INCORPORATION)                   FILE NUMBER)            IDENTIFICATION NO.)


            Five Hamilton Landing, Suite 100,
                 Novato, California                               94949
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


Registrant's telephone number, including area code           (415) 883-1693
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                                TABLE OF CONTENTS

      Item 1.01.1    Entry into a Material Definitive Agreement

      Item 1.01.2    Entry into a Material Definitive Agreement

      SIGNATURES

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

Item 1.01.1 Lease Agreement

SpatiaLight Korea, Inc., a Republic of Korea corporation and a wholly-owned subsidiary of SpatiaLight, Inc. (collectively, "SpatiaLight" or the "Company") entered into a land lease agreement with the Korea Industrial Complex Corporation, a Korean governmental entity, dated as of September 9, 2004.

The lease has a fifty year term, subject to ordinary early termination provisions, and is for 8.3 acres of land in Sancheon City in Gyeongnam province, Republic of Korea. Under the lease agreement, SpatiaLight is required to make monthly lease payments, subject to certain abatement provisions. Subsequent to entering into the lease agreement, SpatiaLight received a 100% lease payment abatement for the entire term of the lease because the Korean national government certified SpatiaLight as a "high technology" company and the leased land has been designated a "free economic zone" by the Korean national government. Under the lease agreement, it is contemplated that SpatiaLight is leasing the land for the purposes of constructing its manufacturing facility on the land.

Item 1.01.2 Construction Agreement

SpatiaLight entered into an agreement with Sung Do Engineering, a designer and manufacturer of high-tech processing plants, dated as of October 4, 2004, for the construction of SpatiaLight's manufacturing plant on the leased land discussed in Item 1.01.1 above. In October 2004, Sung Do Engineering commenced construction of the Company's new facility. Under the agreement with Sung Do Engineering, SpatiaLight will be required to make periodic payments for an aggregate total of 4,400,000,000 Korean Won (approximately $3,800,000) over a four-month period concluding in the first quarter of 2005. An initial payment of $500,000 was made to the contractor in November 2004.


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ITEM 9.01

                                 EXHIBIT INDEX


EX-10.1   RESIDENT AGREEMENT (LEASE)
EX-10.2   CONSTRUCTION AGREEMENT

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly uthorized.

Date: November 12, 2004

                                  SPATIALIGHT, INC.


                                  By: /s/ Robert A. Olins
                                      ------------------------------------------
                                      Name:  Robert A. Olins
                                      Title: Chief Executive Officer
                                             (Principal Executive, Financial and
                                              Accounting Officer)


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